UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)

January 10, 2014

------------------

National Graphite Corp

------------------------------------------------------

(Exact Name of Registrant as Specified in Its Charter)

NEVADA

----------------------------------------------

(State or Other Jurisdiction of Incorporation)

000-53284 27-3787574

------------------------ ---------------------------------

(Commission File Number) (IRS Employer Identification No.)

7230 Indian Creek Lane #201, Las Vegas, NV	89149

--------------------------------------------------------

(Address of Principal Executive Offices) (Zip Code)

(702) 839-4029

----------------------------------------------------

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act

(17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

(17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the

Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the

Exchange Act (17 CFR 240.13e-4(c))

1

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) On January 10, 2014, Board of Directors of the Registrant dismissed Sadler, Gibb & Associates, LLC, its independent registered public account firm. On the same date, January 10, 2014, the accounting firm of Goldman Accounting Services CPA, PLLC was engaged as the Registrant’s new independent registered public account firm. The Board of Directors of the Registrant and the Registrant's Audit Committee approved of the dismissal of Sadler, Gibb & Associates, LLC and the engagement of Goldman Accounting Services CPA, PLLC as its independent auditor. None of the reports of Sadler, Gibb & Associates, LLC on the Company's financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Registrant's audited financial statements contained in its 10K for the period ended 5/31/13 a going concern qualification in the registrant's audited financial statements.

During the registrant's two most recent fiscal years and the subsequent interim periods thereto, there were no disagreements with Sadler, Gibb & Associates, LLC whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Sadler, Gibb & Associates, LLC's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the registrant's financial statements.

The registrant has requested that Sadler, Gibb & Associates, LLC furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The letter is attached as an exhibit to this Form 8-K.

b) On January 10, 2014, the registrant engaged Goldman Accounting Services CPA, PLLC’s as its independent accountant. During the two most recent fiscal years and the interim periods preceding the engagement, the registrant has not consulted Goldman Accounting Services CPA, PLLC regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

ITEM 7.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

a) Not Applicable.

b) Not Applicable.

c) Exhibits

No. Exhibits

--- --------

16.1 Letter from Sadler, Gibb & Associates, LLC, dated January 10, 2014, to the Securities and Exchange Commission regarding statements included in this Form 8-K

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 10, 2014

By:/s/ Kenneth B Liebscher

------------------------------

Name: Kenneth B. Liebscher

Title: President

EXHIBIT INDEX

Exhibit	No. Description of Exhibit

16.1	Letter from Sadler, Gibb & Associates, LLC, dated January 10, 2014, to the Securities and Exchange Commission regarding statements included in this Form 8-K.

3